Exhibit 24.1

POWER OF ATTORNEY

The undersigned, a director of SunCoke Energy Partners GP LLC, hereby constitutes and appoints Frederick A. Henderson, Mark E. Newman and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Annual Report of SunCoke Energy Partners, L.P. on Form 10-K for the fiscal year ended December 31, 2012 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 22nd day of February 2013.

Signature	Title

/s/ C. Scott Hobbs	Director
C. Scott Hobbs

POWER OF ATTORNEY

The undersigned, a director of SunCoke Energy Partners GP LLC, hereby constitutes and appoints Frederick A. Henderson, Mark E. Newman and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Annual Report of SunCoke Energy Partners, L.P. on Form 10-K for the fiscal year ended December 31, 2012 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 22nd day of February 2013.

Signature	Title

/s/ Wayne L. Moore	Director
Wayne L. Moore

POWER OF ATTORNEY

The undersigned, a director of SunCoke Energy Partners GP LLC, hereby constitutes and appoints Frederick A. Henderson, Mark E. Newman and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated in the Annual Report of SunCoke Energy Partners, L.P. on Form 10-K for the fiscal year ended December 31, 2012 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 22nd day of February 2013.

Signature	Title

/s/ Nancy M. Snyder	Director
Nancy M. Snyder